Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 19 to Registration Statement No.33-40332 of Merrill Lynch Short Term U.S. Government Fund, Inc. (the “Fund”) on Form N-1A of our report dated July 16, 2004 appearing in the May 31, 2004 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP Princeton, New Jersey September 24, 2004